Exhibit 32.1
CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Vapor Corp. (the “Company”), does hereby certify, to such officer’s knowledge, that:
The quarterly report on Form 10-Q for the quarterly period ended March 31, 2011 of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2011	/s/ Kevin Frija
	Name:	Kevin Frija
	Title:	Chief Executive and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)